UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 14, 2007

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue

Suite 440

Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 417-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On August 14, 2007, at the 2007 Annual Meeting of Shareholders (the “2007 Annual Meeting”) of Precision Castparts Corp. (the “Company”), the Company’s shareholders approved the Executive Performance Incentive Plan (the “Performance Incentive Plan”) in order to qualify specified executive compensation potentially payable pursuant to the Performance Incentive Plan for tax deductibility under the Internal Revenue Code’s criteria. The Board of Directors, upon the recommendation of its Compensation Committee and subject to shareholder approval, initially adopted the Performance Incentive Plan effective beginning with awards made for performance in the Company’s fiscal year beginning on April 2, 2007.

This summary of the Performance Incentive Plan, as well as the more detailed summary contained in the Company’s proxy statement for the 2007 Annual Meeting filed with the Securities and Exchange Commission on July 3, 2007 (the “2007 Proxy Statement”), are qualified in their entirety by reference to the full text of the Performance Incentive Plan, which is included as Exhibit A to the 2007 Proxy Statement.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Precision Castparts Corp. Executive Performance Incentive Plan (incorporated by reference to Exhibit A to the definitive proxy statement filed by the Company on July 3, 2007)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date: August 15, 2007	By:	/s/ William D. Larsson
	Name:	William D. Larsson
	Title:	Senior Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Precision Castparts Corp. Executive Performance Incentive Plan (incorporated by reference to Exhibit A to the definitive proxy statement filed by the Company on July 3, 2007)